UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 23, 2003

                                 CIT GROUP INC.
             (Exact name of registrant as specified in its charter)

    Delaware                       001-31369                      65-1051192
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
              (Address of registrant's principal executive office)

        Registrant's telephone number, including area code (973) 740-5000

Item 5. Other Events.

This Current Report on Form 8-K includes as an exhibit a press release, dated January 23, 2003, reporting the financial results of CIT Group Inc. as of and for the period ended December 31, 2002. The press release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

99.1  Press release issued by CIT Group Inc. on January 23, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIT GROUP INC.
                                       (Registrant)

                                       By: /s/ Joseph M. Leone
                                           ------------------------------
                                           Joseph M. Leone
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Accounting and
                                           Financial Officer)

Dated: January 23, 2003


                                       -3-